Exhibit 99.2
MAY 19, 2011 Credit Suisse Unlocking Liquids Conference Qingming yang, Executive Vice President - Business development & geosciences

Forward-looking statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward- looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company's Wolffork shale resource play, estimated oil and gas in place and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words "will," "potential," "believe," "intend," "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," "target," "profile," "model," or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's Annual Report on Form 10-K for the year ended December 31, 2010. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms "estimated ultimate recovery" or "EUR," reserve "potential," "upside," "oil and gas in place" or "OGIP," "OIP" or "GIP," and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. EUR estimates, drilling locations and OGIP estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company's interest will differ substantially. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of unproved reserves, per well EUR, OGIP and upside potential may change significantly as development of the Company's oil and gas assets provides additional data. Type/decline curves, estimated EURs, related oil and gas in place, recovery factors and well costs represent Company-generated estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, OGIP, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of EURs and OGIP do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. IRR estimates assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs. Cautionary statements regarding oil and gas quantities

Approach Resources Inc. AREX overview Enterprise value $758 MM 5.2 MBoe/d Q1 2011 production 41% Oil & NGLs 59% Natural gas 59.7 MMBoe proved reserves 96% Permian Basin 52% Oil & NGLs 52% Proved developed No proved reserves currently booked for Wolffork development 153,700 gross (134,500 net) acres in the Permian Basin 2,780+ potential drilling and recompletion opportunities in the Permian Basin Permian-focused operations Notes: Proved reserves and acreage as of 3/31/2011, and include 38% working interest acquisition in February 2011. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing price of $24.00 per share on 5/11/2011, plus net debt as of 3/31/2011.

(CHART) 52% Oil & NGLs 2004-2010 CAGR: 31% (CHART) 2004-2011E CAGR: 46% Proved reserves (MMBoe) Production (MBoe/d) 55% Oil & NGLs Note: 2011E production and production mix based on the midpoint of production guidance. Strong track record of reserve and production growth Production growth Reserve growth

Liquids-rich gas & gas processing agreement enhance economics

Began realizing NGL revenues from SE Project Pangea April 1st

Processing results in **$2.30/Mcf** potential value added to current revenue stream



Key assumptions
Commodity prices:
$4.00/MMBtu of natural gas
$45.00/Bbl of NGLs
1,250 Btu per Mcf
Natural Gas Price ($/Mcf)
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$4.00
$5.00
$7.30
46% Uplift
High BTU Benefit
NGL-Processing Benefit
Dry Gas (1,000 Btu)
1 MMBtu x $4.00 =
$4.00/Mcf
Wet Gas (1,250 Btu)
1.25 MMBtu x $4.00 =
$5.00/Mcf
Processing Wet Gas (1,250 Btu)
1 Mcf = 0.70 MMBtu (30% shrink)
& 0.1 Bbls of NGLs
0.7 MMBtu x $4.00 = $2.80
0.1 Bbls x $45.00 = $4.50
Price per Mcfe = $7.30

Notes: Potential value added to revenue stream is forward-looking and based on price and other assumptions set forth above. Actual results will vary. Please see forward-looking statements and cautionary statements on page 2 of this presentation. Excludes all costs and effects of transportation, marketing, fuel shrink, line loss and other charges.

APPROACH RESOURCES | 5 |

Midland Basin Delaware Basin Central Basin Platform Northwest Shelf Eastern Shelf Wolffork Play 250 miles by 300 miles 1st commercial oil accumulation (Westbrook) discovered in 1921 Over 30 billion barrels of oil produced over last 90 years Largest oil and gas producing area in Lower 48 Over 1,300 oil reservoirs and 30 plays identified Approximately 80% of producing reservoirs < 10,000' Over 400 US rigs are active in Permian Source: USGS, Bureau of Economic Geology, Baker Hughes and IHS. Permian Basin - World class petroleum basin Permian Basin

Overview of AREX's Permian Basin assets

- **Recent acreage acquisitions increase Midland Basin acreage position to 153,700 gross (134,500 net) acres**

- **Project Pangea**
  - AREX operated with average ~100% WI, ~76% NRI
  - 57.3 MMBoe proved reserves
  - 5.2 MBoe/d Q1'11 production
  - 2,780+ potential drilling and recompletion locations targeting Wolffork, Canyon Sands and deeper zones

- **Significant upside potential in Wolffork play**
  - Emerging oil shale resource play located above traditional Canyon, Strawn and Ellenburger targets
  - 1,070 potential Canyon Wolffork new drills
  - 1,230 potential horizontal Wolfcamp locations
  - 480 potential Wolffork recompletions

Recent leasing activity in the Wolffork play

- **Large independents and a major enter the Southern Midland Basin through UT's Lease Sale**



PIONEER
DEVON
REAGAN CO
PIONEER
UPTON CO
PIONEER
Other Leased UT LANDS
EOG
CONOCO-PHILLIPS
Petrohawk
$3,057 Per Acre
UT Land Lease Sale #119
APPROACH
EL PASO
APPROACH
EOG SHANNON
Petrohawk
HIGHMOUNT
APPROACH
PECOS CO
$3,512 Per Acre
UT Land Lease Sale #119
CROCKETT CO
SUTTON

APPROACH RESOURCES | 7 |